PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund (the Fund)

Supplement dated June 29, 2006 to the

Statement of Additional Information (SAI) dated December 30, 2005

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Effective on or about July 1, 2006, the contractual subadvisory fee rate applicable to the portion of the Fund managed by Thornburg Investment Management, Inc. (“Thornburg”) will change. Accordingly, the section of the SAI entitled “Investment Advisory and Other Services--Manager and Investment Adviser – International Value Series” is hereby revised by deleting the existing contractual subadvisory fee rate set forth for Thornburg and substituting the following new contractual subadvisory fee rate:

0.35% on aggregate assets to $100 million;
0.30% on aggregate assets over $100 million*

*For purposes of the fee calculation, the assets managed by

Thornburg in the Fund will be aggregated with the assets managed by Thornburg in the following Funds /               Portfolios:

(i)	The Target Portfolio Trust – International Equity Portfolio
(ii)	Strategic Partners Asset Allocation Funds – Strategic Partners Moderate Allocation Fund
(iii)	Strategic Partners Asset Allocation Funds – Strategic Partners Growth Allocation Fund
(iv)	American Skandia Trust – AST LSV International Value Portfolio
(v)	The Prudential Series Fund – SP LSV International Value Portfolio

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